UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
KushCo Holdings, Inc.
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On July 6, 2021, KushCo Holdings, Inc. (“KushCo”) and Greenlane Holdings, Inc. (“Greenlane”) issued the following joint press release announcing the commencement of proxy solicitation in connection with their previously announced merger.

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Greenlane and KushCo Announce Commencement of Proxy Solicitation in Connection with their Previously Announced Merger
Greenlane to hold annual meeting on August 26, 2021 at 10:00 AM ET, for its shareholders to vote to approve the proposed merger
KushCo to hold special meeting virtually on August 26, 2021 at 12:00 PM ET, for its shareholders to vote to approve the proposed merger
Shareholders of Greenlane and of KushCo are encouraged to visit www.greenlanekushcotogether.com for consolidated information regarding the proposed transaction
BOCA RATON, Fla., and CYPRESS, Calif., July 6, 2021 – Greenlane Holdings, Inc. (“Greenlane”) (Nasdaq: GNLN), and KushCo Holdings, Inc. (“KushCo”) (OTCQX: KSHB) today announced the commencement of the proxy solicitation in connection with their previously announced proposed merger (the “Transaction”).

If approved, the Transaction will establish a leading ancillary cannabis company serving a premier group of customers, including many of the leading multi-state-operators and licensed producers, top smoke shops in the United States, and millions of consumers globally. Should approval be obtained from the shareholders of both Greenlane and KushCo, and if the other closing conditions are satisfied or waived, the Transaction is expected to close in the third quarter of 2021.

The Transaction has been unanimously approved by the boards of directors for both Greenlane and KushCo, and by a special independent committee consisting entirely of Greenlane’s independent and disinterested directors (the “Special Committee”), which was appointed by the Greenlane board of directors. The boards of directors of Greenlane and KushCo have unanimously recommended that stockholders vote “FOR” the Transaction.

Greenlane will hold an annual meeting on August 26, 2021 at 10:00 AM ET (the “Greenlane Meeting”), for its shareholders to vote to approve the proposals relating to the Transaction. Greenlane shareholders that have any questions or need assistance in voting their shares should contact Greenlane’s proxy solicitor, D.F. King & Co., Inc., by telephone at (212) 269-5550 (call collect) or (800) 317-8033 (toll free) or by email at GNLN@dfking.com.

KushCo will hold a special meeting virtually on August 26, 2021 at 12:00 PM ET (the “KushCo Meeting”), for its shareholders to vote to approve the Merger Agreement. KushCo shareholders that have any questions or need assistance in voting their shares should contact KushCo’s proxy solicitor, Morrow Sodali LLC, by telephone at (833) 497-7396 toll-free or at (203) 658-9400, or by email at kshb@info.morrowsodali.com.

The companies announced the launch of www.greenlanekushcotogether.com, a dedicated transaction website that consolidates the publicly available information on the Transaction for investors of both companies, including messages from both CEOs as well as a helpful section addressing frequently asked questions.

Investors are strongly encouraged to read the joint proxy statement/prospectus that was filed with the SEC on July 2, 2021 carefully before authorizing a proxy to vote, including, without limitation, the section entitled “Risk Factors” beginning on page 31 of the joint proxy statement/prospectus. Additional details can be found in the “Questions and Answers” section of the joint proxy statement/prospectus.

This press release shall not be deemed an offer to sell or a solicitation of an offer to purchase any shares of Greenlane common stock. The Greenlane Class A common stock to be issued as consideration in the Transaction shall be offered only by means of the joint proxy statement/prospectus filed by Greenlane with the SEC on July 2, 2021, which forms a part of Greenlane’s effective registration statement on Form S-4 (File No. 333-256582). All Greenlane and KushCo stockholders of record as of July 1, 2021 will be mailed a copy of the joint proxy statement/prospectus and a copy may be reviewed on the SEC’s website at www.sec.gov.

About KushCo Holdings, Inc.

KushCo Holdings, Inc. (OTCQX: KSHB) (www.kushco.com) is a premier provider of ancillary products and services to the legal cannabis and CBD industries. KushCo’s subsidiaries and brands provide product quality, exceptional customer service, compliance knowledge and a local presence in serving its diverse customer base, which consists of leading multi-state-operators (MSOs), licensed producers (LPs), and brands.

Founded in 2010, KushCo has now sold more than 1 billion units to growers, brand owners, processors and producers across North America, South America, and Europe, specializing in child-resistant compatible and fully customizable packaging, exclusive vape hardware and technology, and complementary solvents and natural products.

As a pioneer in the industry, KushCo continues to work to create a positive impact on the environment, society, and community through CSR and ESG initiatives, such as: offering sustainable and compostable packaging; donating PPE supplies to healthcare workers on the frontline fighting the COVID-19 pandemic; partnering with organizations such as Mission Green to offer social equity programs for industry inclusion; being one of the first in the industry to award paid time-off for all employees on November 3, 2020 (“Election Day”); and working to incorporate industry-leading corporate governance practices and a more diverse board makeup.

For more information on KushCo’s commitment to CSR and ESG initiatives, please visit the Company’s #KushCares page at www.kushco.com/kushcares.

KushCo has been featured in media nationwide, including CNBC, Fox News, Yahoo Finance, Cheddar, Los Angeles Times, TheStreet.com, and Entrepreneur, Inc Magazine. For more information, visit www.kushco.com or call (888) 920-5874.

About Greenlane Holdings, Inc.

Greenlane Holdings, Inc. (NASDAQ: GNLN) is a global house of brands and one of the largest sellers of premium cannabis accessories, child-resistant packaging, and specialty vaporization products to smoke shops, dispensaries, and specialty retail stores, as well as direct to consumer through its online e-commerce platform, vapor.com. Founded in 2005, Greenlane serves more than 8,000 retail locations and has over 250 employees with operations in United States, Canada, and Europe. With a strong global footprint, Greenlane has been the partner of choice for many of the industry’s leading brands, who chose to leverage its strong distribution platform, unparalleled customer service, and highly efficient operations and logistics to accelerate their growth. Greenlane’s curated portfolio of owned brands includes EYCE, packaging innovator Pollen Gear™, VIBES™ rolling papers, Marley Natural™ Accessories; K.Haring Glass Collection, Aerospaced grinders, and Higher Standards which offers both an upscale product line as well as an innovative retail experiences with flagship stores located in Chelsea Market, New York and Malibu, California.

For additional information, please visit: https://gnln.com/.

Important Information for Investors and Stockholders

In connection with the proposed transaction, Greenlane has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (File No. 333-256582) (as amended, the “Registration Statement”) that was declared effective by the SEC on July 2, 2021. The Registration Statement includes a preliminary joint proxy statement of Greenlane and KushCo that also constitutes a prospectus of Greenlane. Greenlane and KushCo also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other relevant documents filed by Greenlane and KushCo with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the companies will be available free of charge on their respective websites at www.gnln.com and www.kushco.com.

Participants in Solicitation

This communication relates to a proposed transaction between Greenlane and KushCo. This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction. Greenlane, KushCo and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed Transaction. Information about the directors and executive officers of Greenlane is set forth in its joint proxy statement/prospectus dated July 2, 2021 for its 2021 annual meeting of stockholders forming a part of its registration statement on Form S-4 (File No. 333-256582), which was declared effective by the SEC on July 2, 2021.Information about the directors and executive officers of KushCo is set forth in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on December 28, 2020. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward- looking statements are based on current expectations, estimates and projections about the industry and markets in which Greenlane and KushCo operate and beliefs of, and assumptions made by, Greenlane management and KushCo management and involve uncertainties that could significantly affect the financial results of Greenlane, KushCo or the combined company following the proposed transaction between Greenlane and KushCo (the “Combined Company”). Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the business combination transaction involving Greenlane and KushCo, including future financial and operating results, and the Combined Company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that Greenlane and KushCo expect or anticipate will occur in the future are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although Greenlane and KushCo believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, Greenlane and KushCo can give no assurance that their expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: risks associated with the companies’ ability to consummate the proposed transaction, including the risk that one of the necessary proposals is not approved by the required vote, the timing and closing of the proposed transaction and unexpected costs or unexpected liabilities that may arise from the proposed transaction, whether or not consummated; risks related to disruption of management’s attention from the ongoing business operations due to the proposed transaction; the effect of the announcement of the proposed transaction on Greenlane’s or KushCo’s business relationships with, third-party suppliers and service suppliers and businesses generally; each of Greenlane’s and KushCo’s success, or the success of the Combined Company, in implementing its business strategy and its ability to identify, underwrite, finance, consummate and integrate acquisitions or investments; changes in national, regional and local economic climates; public health crises, including the COVID-19 pandemic; changes in financial markets and interest rates, or to the business or financial condition of Greenlane, KushCo or the Combined Company or their respective businesses; the nature and extent of future competition; each of Greenlane’s and KushCo’s ability, or the ability of the Combined Company, to pay down, refinance, restructure and/or extend its indebtedness as it becomes due; availability to Greenlane, KushCo and the Combined Company of financing and capital; the impact of any financial, accounting, legal or regulatory issues or litigation, including any legal proceedings, regulatory matters or enforcement matters that have been or in the future may be instituted against Greenlane, KushCo or others relating to the merger agreement, that may affect Greenlane, KushCo or the Combined Company; risks associated with acquisitions, including the integration of Greenlane’s and KushCo’s businesses; and those additional risk factors of Greenlane, KushCo and the Combined Company discussed in the Form S-4. Should one or more of the risks or uncertainties described above or in the Form S-4, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this communication. All forward-looking statements, express or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Greenlane, KushCo or persons acting on their behalf may issue. Neither Greenlane nor KushCo undertakes any duty to update any forward-looking statements appearing in this communication.

Greenlane Investor Contact:
Rob Kelly
Investor Relations, MATTIO Communications
1-416-992-4539
Greenlane@mattio.com

Greenlane Media Contact:
MATTIO Communications
Greenlane@mattio.com

KushCo Holdings Investor Contact:
Najim Mostamand, CFA
Director of Investor Relations
714-539-7653
ir@kushco.com

KushCo Holdings Media Contact:
Caldwell Strategic Consulting
Gianno Caldwell
202-423-7520
Gianno@caldsconsulting.com